SUPPLEMENT DATED JUNE 12, 2023 TO THE APRIL 29, 2023 PROSPECTUS
OF FIDELITY PERSONAL RETIREMENT ANNUITY®
ISSUED BY FIDELITY INVESTMENTS LIFE INSURANCE COMPANY (“FILI”)
This supplement should be read, retained, and used in conjunction with the Fidelity Personal Retirement Annuity® prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.
In “APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT” the information relating to Morgan Stanley Emerging Markets Equity Portfolio is replaced with the following information:

Investment Objective	Fund & Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long‑term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Emerging Markets Equity Portfolio Adviser: Morgan Stanley Investment Management Inc.	1.22%	-25.08%	-2.71%	0.59%
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

FPRA‑23‑01	Page 1 of 1	1.9910100.100